Equity Method Investments	12 Months Ended
Dec. 31, 2019
Equity Method Investments.
Equity Method Investments

8. Equity Method Investments

a.	Beijing Huake Technology

In November 2017, the Group invested RMB 3.5 million in Beijing Huake Technology Co., Ltd. (“Huake”), a company engaged in providing integrated multiple technology solution to media enterprises and media practitioners, in exchange for a 38.89% equity interest of Huake. As the Group had significant influence over financial and operating decision‑making of Huake, the Group accounted for the investment using the equity method of accounting. As of December 31, 2017 and 2018, the carrying value of equity method investment in Huake was approximately RMB 2.95 million and nil, respectively.

In August 2018, Huake had suspended its business due to the below‑expectation business performance, and the dissolution of Huake was completed in January 2019. As of December 31, 2018, the Group recognized RMB 0.16 million of other receivables which was fully collected in January 2019.

The losses from the equity method investment in Huake recorded in the consolidated statements of comprehensive income/(loss) were RMB 0.55 million and RMB 2.79 million for the years ended December 31, 2017 and 2018, respectively.

b.	36Kr Global Holding

Until July 2019, 36Kr Global Holding, a 100% owned investment holding company by the Group in Hong Kong, owned a 75% equity interest in KRASIA PLUS PTE. LTD. (“KrAsia”), a subsidiary of the Group in Singapore by then. The details are set forth in Note 11.

In the meantime, in July 2019, 36Kr Global Holding acquired 67.5% equity interests in 36Kr Japan Co., Ltd. (“36Kr Japan”) with the consideration of JPY 30 million, equivalent to approximately RMB 2 million. 36kr Japan was 36kr’s platform in Japan to conduct similar businesses.

Upon the completion of the aforementioned transactions, 36Kr Global Holding became the investment holding company of the Group to own the overseas businesses of the Group, which was not material to the Group as it was just started.

In late September 2019, the Group entered into an investment agreement (the "Investment Agreement") with one of the Series D preferred shares investors, Lotus Walk Inc. (“Lotus”, 100% owned by Bytedance Ltd.). Pursuant to the Investment Agreement, the Group transferred 51% of the equity interest in 36Kr Global Holding to Lotus in exchange for the resources and technologies provided by Lotus to 36Kr Global Holding for the development of its overseas business, the Group agreed to invest US$ 6 million in cash as well. The fair value of the resources and technologies that Lotus provided to 36Kr Global Holding on the disposal date was approximately US$ 6.27 million determined by the Company with the assistance from an independent valuation firm. As a result, 36Kr Global Holding ceased to be a subsidiary of the Group and the remaining 49% equity interest in 36Kr Global Holding was accounted for as an investment using equity method, and the Group began recording its share of the operating results to the consolidated statements of comprehensive income/(loss) on a one quarter in arrears basis . The Group recognized a gain of approximately RMB 11.5 million arising from the deconsolidation of 36Kr Global Holding.